NBD BANCORP, Inc. Consolidated Balance Sheet
(in thousands except share data)




Assets
                                                           June 30     December 31     June 30
                                                             1995          1994          1994
                                                         ------------  ------------  ------------
Cash and Due From Banks................................  $ 2,375,480   $ 2,587,007   $ 2,279,698

Interest-Bearing Deposits..............................      579,125       630,688       637,726

Federal Funds Sold and Resale Agreements...............      138,112       399,725       316,504

Trading Account Securities.............................      143,361       122,135       209,552



Investment Securities (Note B):
 Available-for-Sale (At Fair Value)....................    3,986,717     4,814,252     5,134,842
 Held-to-Maturity (Fair Value of $7,234,024,
  $7,381,476 and $8,190,292, respectively).............    7,105,624     7,608,713     8,184,134
                                                         -----------   -----------   -----------
                                                          11,092,341    12,422,965    13,318,976
                                                         -----------   -----------   -----------



Loans and Leases (Net of Unearned Income of $201,247,
 $171,207 and $139,563, respectively):
 Commercial............................................   16,872,291    15,525,645    14,527,791
 Real Estate Construction..............................      896,671       817,452       729,421
 Residential Mortgage..................................    4,158,906     3,351,840     2,955,520
 Mortgages Held For Sale...............................       52,455        30,171        39,155
 Consumer..............................................    8,037,442     7,667,907     7,154,088
 Lease Financing.......................................      404,811       363,200       301,804
 Foreign...............................................    1,544,589     1,473,449     1,142,117
                                                         -----------   -----------   -----------
                                                          31,967,165    29,229,664    26,849,896


 Allowance For Possible Credit Losses (Note C).........     (469,803)     (435,051)     (423,624)
                                                         -----------   -----------   -----------
                                                          31,497,362    28,794,613    26,426,272
                                                         -----------   -----------   -----------

Net Premises and Equipment.............................      650,510       630,357       637,907

Customers' Liability on Acceptances....................      190,282       193,866       160,209

Other Assets...........................................    1,384,121     1,329,777     1,245,268
                                                         -----------   -----------   -----------

   Total Assets........................................  $48,050,694   $47,111,133   $45,232,112
                                                         ===========   ===========   ===========



Liabilities and Shareholders' Equity
                                                                 June 30     December 31     June 30
                                                                   1995          1994          1994
                                                               ------------  ------------  ------------
Deposits:

  Demand (Non-Interest Bearing)..............................  $ 6,805,618   $ 6,731,050   $ 6,810,491
  Savings....................................................    7,474,257     7,679,922     7,986,172
  Money Market Accounts......................................    4,980,571     4,959,816     5,204,159
  Time.......................................................    9,636,043     8,055,429     7,540,540
  Foreign Office.............................................    3,658,670     5,803,224     3,402,024
                                                               -----------   -----------   -----------
                                                                32,555,159    33,229,441    30,943,386

Short-Term Borrowings........................................    7,861,259     7,119,972     7,822,834
Liability on Acceptances.....................................      190,282       193,866       160,209
Accrued Expenses and Sundry Liabilities......................      829,551       771,963       723,010
Long-Term Debt...............................................    3,012,177     2,504,348     2,332,530
                                                               -----------   -----------   -----------
    Total Liabilities........................................   44,448,428    43,819,590    41,981,969
                                                               -----------   -----------   -----------

Shareholders' Equity:

  Series A Preferred Stock - Par Value $1, Stated Value $50              -             -             -
                      June 30     December 31     June 30
     No. of Shares      1995          1994          1994
    --------------  -----------   -----------   -----------
    Authorized....    460,000       460,000       460,000
    Issued........          -             -             -

  Preferred Stock - No Par Value.............................            -             -             -
                     June 30     December 31     June 30
     No. of Shares     1995          1994          1994
    --------------  -----------   -----------   -----------
    Authorized....   10,000,000    10,000,000    10,000,000
    Issued........            -             -             -

  Common Stock - Par Value $1................................      160,883       160,877       160,877
                     June 30     December 31     June 30
     No. of Shares     1995         1994          1994
    --------------  -----------   -----------   -----------
    Authorized....  500,000,000   500,000,000   500,000,000
    Issued........  160,883,008   160,876,819   160,876,769

  Capital Surplus............................................      533,129       545,717       546,829
  Retained Earnings..........................................    3,082,012     2,903,394     2,712,268
  Fair Value Adjustment on Investment Securities
    Available-for-Sale (Note B)..............................      (39,327)     (154,305)      (89,936)
  Accumulated Translation Adjustment.........................        9,444         6,942         7,118
  Deferred Compensation......................................      (27,364)      (17,438)      (23,897)
  Treasury Stock (3,743,613, 4,968,147 and
    2,107,170 shares, respectively)..........................     (116,511)     (153,644)      (63,116)
                                                               -----------   -----------   -----------
    Total Shareholders' Equity...............................    3,602,266     3,291,543     3,250,143
                                                               -----------   -----------   -----------

        Total Liabilities and Shareholders' Equity...........  $48,050,694   $47,111,133   $45,232,112
                                                               ===========   ===========   ===========

NBD BANCORP, Inc. Consolidated Statement of Income
(in thousands except per share data)

                                                                           Quarter Ended              Six Months Ended
                                                                              June 30                     June 30
                                                                      ------------------------   --------------------------
                                                                        1995            1994        1995            1994
                                                                      ---------      ---------   ----------      ----------
Interest Income:

 Loans and Leases (including fees)..................................   $698,570       $506,959   $1,345,790      $  969,020
 Investment Securities:
  Taxable...........................................................    166,572        160,528      350,298         299,474
  Non-Taxable.......................................................     23,171         24,490       47,140          49,829
 Trading Account Securities.........................................      1,746          1,495        3,534           2,379
 Federal Funds Sold and Resale Agreements...........................      2,232          1,914        6,343           2,863
 Interest-Bearing Deposits..........................................     11,654          7,992       22,928          14,992
                                                                       --------       --------   ----------      ----------
  Total Interest Income.............................................    903,945        703,378    1,776,033       1,338,557
                                                                       --------       --------   ----------      ----------
Interest Expense:
 Deposits...........................................................    311,486        207,290      604,061         390,829
 Short-Term Borrowings..............................................    115,590         62,302      231,311         107,675
 Long-Term Debt.....................................................     48,296         27,398       91,396          52,405
                                                                       --------       --------   ----------      ----------
  Total Interest Expense............................................    475,372        296,990      926,768         550,909
                                                                       --------       --------   ----------      ----------
Net Interest Income.................................................    428,573        406,388      849,265         787,648
 Provision for Possible Credit Losses...............................     20,091          8,579       40,187          24,039
                                                                       --------       --------   ----------      ----------
Net Interest Income After Provision
 For Possible Credit Losses.........................................    408,482        397,809      809,078         763,609
                                                                       --------       --------   ----------      ----------
Non-Interest Income:
 Trust Fees.........................................................     42,242         39,803       80,753          77,913
 Service Charges on Deposit Accounts................................     40,964         38,790       81,071          79,769
 Credit Card Fees...................................................     10,615          9,691       20,131          18,068
 Securities Gains...................................................        308            (85)       1,684             305
 Other..............................................................     51,277         45,749       97,497          96,643
                                                                       --------       --------   ----------      ----------
  Total Non-Interest Income.........................................    145,406        133,948      281,136         272,698
                                                                       --------       --------   ----------      ----------
Non-Interest Expenses:
 Compensation:
  Salaries..........................................................    138,259        134,856      273,349         268,315
  Benefits..........................................................     46,209         43,906       88,416          87,195
                                                                       --------       --------   ----------      ----------
   Total Compensation...............................................    184,468        178,762      361,765         355,510
 Net Occupancy......................................................     29,920         29,968       60,327          60,049
 Equipment Rentals, Depreciation and Maintenance....................     23,220         23,597       46,434          45,551
 FDIC and Other Regulatory Assessments..............................     16,507         16,741       33,114          33,416
 Amortization of Intangibles........................................      7,521          6,577       15,025          13,101
 Other..............................................................     74,622         76,664      143,064         147,001
                                                                       --------       --------   ----------      ----------
  Total Non-Interest Expenses.......................................    336,258        332,309      659,729         654,628
                                                                       --------       --------   ----------      ----------
Income before Income Taxes..........................................    217,630        199,448      430,485         381,679
 Income Tax Expense(Benefit) (Including tax effect of $120, ($35),
  $592 and $114, respectively, on securities sales).................     74,188         64,224      146,152         123,579
                                                                       --------       --------   ----------      ----------
Income before Extraordinary Item and Cumulative
 Effect of Accounting Change........................................    143,442        135,224      284,333         258,100
  Extraordinary Item (net of income tax effect) (Note E)............          -              -            -          (7,730)
  Cumulative Effect of Accounting Change (net of
   income tax effect) (Note A)......................................          -              -            -          (7,885)
                                                                       --------       --------   ----------      ----------
Net Income..........................................................   $143,442       $135,224   $  284,333      $  242,485
                                                                       ========       ========   ==========      ==========

Net Income Per Share (on average shares outstanding):
Income before Extraordinary Item and Cumulative
  Effect of Accounting Change.......................................   $   0.91       $   0.84   $     1.79      $     1.61
 Extraordinary Item (net of income tax effect)......................          -              -            -           (0.05)
 Cumulative Effect of Accounting Change (net of
  income tax effect)................................................          -              -            -           (0.05)
                                                                       --------       --------   ----------      ----------
Net Income Per Share................................................   $   0.91       $   0.84   $     1.79      $     1.51
                                                                       ========       ========   ==========      ==========

NBD BANCORP, Inc. Consolidated Statement of Shareholders' Equity
(in thousands except share data)

                                                                Quarter Ended           Six Months Ended
                                                                   June 30                  June 30
                                                          ------------------------- ------------------------
                                                             1995         1994         1995         1994
                                                          -----------  -----------  -----------  -----------

Preferred Stock:

 Balance, Beginning and End of Period...................  $        -   $        -   $        -   $        -
                                                          ----------   ----------   ----------   ----------

Common Stock:
 Balance, Beginning of Period...........................     160,883      160,872      160,877      160,715
  Acquisition of Subsidiary Bank........................           -            -          270            -
  Cancellation of Shares Held in Treasury...............           -            -         (270)           -
  Other.................................................           -            5            6          162
                                                          ----------   ----------   ----------   ----------
 Balance, End of Period.................................     160,883      160,877      160,883      160,877
                                                          ----------   ----------   ----------   ----------

Capital Surplus:
 Balance, Beginning of Period...........................     533,576      546,969      545,717      541,232
  Acquisition of Subsidiary Bank........................           -            -       (6,323)           -
  Cancellation of Shares Held in Treasury...............           -            -       (8,130)           -
  Other.................................................        (447)        (140)       1,865        5,597
                                                          ----------   ----------   ----------   ----------
 Balance, End of Period.................................     533,129      546,829      533,129      546,829
                                                          ----------   ----------   ----------   ----------

Retained Earnings:
 Balance, Beginning of Period...........................   2,990,430    2,624,608    2,903,394    2,565,627
  Net Income............................................     143,442      135,224      284,333      242,485
  Cash Dividends Declared on Common Stock
   ($.33, $.30, $.66 and $.60 per share, respectively)..     (51,860)     (47,564)    (105,715)     (95,844)
                                                          ----------   ----------   ----------   ----------
 Balance, End of Period.................................   3,082,012    2,712,268    3,082,012    2,712,268
                                                          ----------   ----------   ----------   ----------

Fair Value Adjustment on Investment Securities
 Available-for-Sale:
 Balance, Beginning of Period...........................     (78,559)     (53,753)    (154,305)      (7,012)
  Change in Fair Value (net of tax).....................      39,232      (36,183)     114,978      (82,924)
                                                          ----------   ----------   ----------   ----------
 Balance, End of Period.................................     (39,327)     (89,936)     (39,327)     (89,936)
                                                          ----------   ----------   ----------   ----------

Accumulated Translation Adjustment:
 Balance, Beginning of Period...........................       9,618        5,122        6,942        4,384
  Translation Gain(Loss) (net of tax)...................        (174)       1,996        2,502        2,734
                                                          ----------   ----------   ----------   ----------
 Balance, End of Period.................................       9,444        7,118        9,444        7,118
                                                          ----------   ----------   ----------   ----------

Deferred Compensation:
 Balance, Beginning of Period...........................     (22,131)     (19,119)     (17,438)     (16,347)
  Awards Granted........................................      (8,434)      (7,944)     (13,247)     (14,322)
  Amortization of Deferred Compensation.................       3,139        2,186        5,476        5,487
  Other.................................................          62          980       (2,155)       1,285
                                                          ----------   ----------   ----------   ----------
 Balance, End of Period.................................     (27,364)     (23,897)     (27,364)     (23,897)
                                                          ----------   ----------   ----------   ----------

Treasury Stock:
 Balance, Beginning of Period...........................     (88,821)           -     (153,644)           -
  Purchase of Common Stock (4,488,298 shares in 1995)...     (37,181)     (71,099)    (139,674)     (74,921)
  Acquisition of Subsidiary Bank (4,963,381 shares).....          (1)           -      153,500            -
  Cancellation of Shares Held in Treasury...............           -            -        8,400            -
  Other.................................................       9,492        7,983       14,907       11,805
                                                          ----------   ----------   ----------   ----------
 Balance, End of Period.................................    (116,511)     (63,116)    (116,511)     (63,116)
                                                          ----------   ----------   ----------   ----------

Total Shareholders' Equity, End of Period...............  $3,602,266   $3,250,143   $3,602,266   $3,250,143
                                                          ==========   ==========   ==========   ==========

NBD BANCORP, Inc. Consolidated Statement of Cash Flows
(in thousands)

                                                                                    Six Months Ended
                                                                                        June 30
                                                                               -------------------------
                                                                                  1995          1994
                                                                               -----------   -----------
Cash Flows from Operating Activities:

 Net Income..................................................................  $   284,333   $   242,485
 Adjustments to Reconcile Net Income to Net Cash Provided by Operations:
  Depreciation and Amortization..............................................       55,030        50,724
  Provision for Possible Credit Losses.......................................       40,187        24,039
  Securities Gains...........................................................       (1,684)         (305)
  Extraordinary Item - Redemption of Debt....................................            -         7,730
  Increase in Interest Receivable............................................      (84,056)      (23,380)
  Decrease in Current Income Taxes Payable...................................      (24,528)      (11,884)
  Increase(Decrease) in Accrued Expenses.....................................       72,014       (61,956)
  Increase in Trading Account Investments....................................      (20,741)      (99,663)
  (Increase)Decrease in Mortgages Held for Sale..............................      (22,284)      216,747
  Other, net.................................................................       (4,568)       15,952
                                                                               -----------   -----------
   Net Cash Provided by Operating Activities.................................      293,703       360,489
                                                                               -----------   -----------

Cash Flows from Investing Activities:
 Decrease in Interest-Bearing Deposits.......................................       69,516        90,358
 Decrease(Increase) in Federal Funds Sold and Resale Agreements..............      261,613       (34,023)
 Purchase of Investment Securities Available-for-Sale........................   (1,037,643)   (3,240,460)
 Proceeds from Maturity or Call of Investment Securities Available-for-Sale..      653,739     1,344,020
 Proceeds from Sale of Investment Securities Available-for-Sale..............    1,734,571       387,517
 Purchase of Investment Securities Held-to-Maturity..........................      (19,794)   (2,671,607)
 Proceeds from Maturity or Call of Investment Securities Held-to-Maturity....      516,877     1,062,770
 Increase in Loans and Leases................................................   (2,153,018)   (1,486,161)
 Proceeds from Sale of Loan Portfolios.......................................       12,253             -
 Purchase of Premises and Equipment and Other Assets.........................      (51,915)     (249,111)
 Proceeds from Sale of Premises and Equipment and Other Assets...............       18,265        37,076
 Net Cash Acquired(Paid) in Purchase of Subsidiaries.........................       17,290        (5,788)
                                                                               -----------   -----------
  Net Cash Provided(Used) by Investing Activities............................       21,754    (4,765,409)
                                                                               -----------   -----------

Cash Flows from Financing Activities:
 (Decrease)Increase in Deposits..............................................   (1,519,693)    1,090,329
 Increase in Short-Term Borrowings...........................................      729,052     2,463,980
 Proceeds from the Issuance of Long-Term Debt................................      625,000     1,200,000
 Principal Payments on Long-Term Debt........................................     (115,802)     (100,939)
 Redemption of Long-Term Debt................................................            -      (208,734)
 Proceeds from Stock Option Exercises........................................          834           805
 Payments to Acquire Treasury Stock..........................................     (139,674)      (74,921)
 Dividends Paid..............................................................     (105,289)      (91,606)
                                                                               -----------   -----------
  Net Cash (Used)Provided by Financing Activities............................     (525,572)    4,278,914
                                                                               -----------   -----------

Effect of Exchange Rate Changes on Cash and Due From Banks...................       (1,412)           10
                                                                               -----------   -----------

Net Increase in Cash and Due From Banks......................................     (211,527)     (125,996)
Cash and Due From Banks - Beginning of Period................................    2,587,007     2,405,694
                                                                               -----------   -----------

Cash and Due From Banks - End of Period....................................... $ 2,375,480   $ 2,279,698
                                                                               ===========   ===========



Other Cash Flow Disclosures:
 Interest Paid...............................................................  $    844,360  $   640,731
 State and Federal Taxes Paid................................................       170,680      131,025

               Notes to Consolidated Financial Statements
               ------------------------------------------


Note A - Accounting Policies
----------------------------

Accounting policies of NBD BANCORP, Inc. and its subsidiaries (the Corporation) are described below.

 Basis of Presentation:
 ---------------------

 The unaudited consolidated financial statements as of and for the three and six months ended June 30, 1995 and 1994, are prepared in conformity with generally accepted accounting principles for interim financial information and the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation have been included. These financial statements should be read in conjunction with the consolidated financial statements included in the Corporation's Form 10-K Annual Report for the year ended December 31, 1994.

 The Corporation has adopted Statement of Financial Accounting Standard (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan," as amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," effective January 1, 1995. These statements require that an impaired loan be measured based on the present value of the expected future cash flows discounted at the loan's effective interest rate, the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. The adoption of these statements did not have an impact on the Corporation's financial statements.

 The Corporation has adopted SFAS No. 112, "Employers' Accounting For Postemployment Benefits," effective January 1, 1994. This statement requires the accrual of benefits provided to former or inactive employees after employment but before retirement. The cumulative effect of adopting SFAS No. 112 was a charge of $12,323,000 ($7,885,000 net of income taxes).

 Consolidation:
 --------------

 The consolidated financial statements of the Corporation include the accounts of its subsidiaries, principally NBD Bank (Michigan). All material inter-company accounts and transactions have been eliminated. Investments in unconsolidated affiliates in which ownership is at least 20 percent are accounted for by the equity method and are reported in "Other Assets."

 Securities:
 -----------

 In accordance with SFAS No. 115, Investment Securities are accounted for as follows: (a) Debt securities that the Corporation has the positive intent and ability to hold to maturity are classified as Held-to-Maturity and reported at amortized cost; (b) Debt and equity securities that are bought and held principally for the purpose of selling in the near term are classified as Trading and reported at fair value, with realized and unrealized gains and losses included in Other Non-Interest Income; and (c) Debt and equity securities not classified as Held-to-Maturity or Trading are classified as Available-for-Sale and reported at fair value, with unrealized gains and losses excluded from earnings and reported in a separate component of shareholders' equity, net of tax.

 Gains and losses realized on the sale of Investment Securities are determined on the specific identification method and included in Securities Gains(Losses).

 Loans:
 ------

 Loans are generally reported at the principal amount outstanding, net of unearned income. Non-refundable loan origination and commitment fees, and certain costs of origination, are deferred and either included in interest income over the term of the related loan or commitment or, if the loan is held for sale, included in Other Non-Interest Income when the loan is sold.

 Mortgages Held For Sale are valued at the lower of aggregate cost or fair value. Unrealized losses, as well as realized gains or losses, are included in Other Non-Interest Income.

 Interest income on loans is accrued as earned. Except for consumer loans, loans are placed on non-accrual status and previously accrued but unpaid interest is reversed against current period interest income when collectibility of principal or interest is considered doubtful, payment of principal or interest is 90 days or more past due, or the loan is completely or partially charged off. Interest income on loans considered doubtful or 90 days or more past due is recorded as collected. Collections of principal and interest on charged-off loans are applied in the following sequence: (1) as a reduction of remaining principal balance; (2) as recovery of principal charged off; and (3) as interest income.

 Consumer loans are not placed on a non-accrual status because they are generally charged off when 120 days to 150 days past due. Accrued but unpaid interest is reversed against current period interest income when the loan is charged off.

 Allowance for Possible Credit Losses:
 -------------------------------------

 The Allowance is maintained at a level considered by management to be adequate to provide for probable loan and lease losses inherent in the portfolio. Management's evaluation is based on a continuing review of the loan and lease portfolio and includes consideration of the actual loan and lease loss experience, the present and prospective financial condition of borrowers, the balance of the loan and lease portfolio, industry and country concentrations within the portfolio and general economic conditions.

 Income Taxes:
 -------------

 The Corporation accounts for income taxes in accordance with SFAS No. 109, which requires an asset and liability approach to accounting and reporting for income taxes. Under this approach, current and deferred income taxes payable and refundable are remeasured annually using provisions of then enacted tax laws and rates. SFAS No. 109 also specifies the criteria for recognition and measurement of deferred income tax benefits.

      Notes to Consolidated Financial Statements (cont'd.)


 Income Per Share:
 ----------------

 Per share amounts are based on the weighted average number of shares outstanding throughout the period adjusted for the assumed exercise of stock options.

                       Quarter Ended             Six Months Ended
                          June 30                     June 30
                  ------------------------    ------------------------
                     1995        1994            1995          1994
                  ----------  ------------    -----------  -----------
 Average Shares
  Outstanding..   157,666,309  160,321,949    158,560,032  160,708,551


Note B - Investment Securities
------------------------------

The following is a summary of the amortized cost and fair value of Investment Securities Available-for-Sale and Held-to-Maturity at June 30, 1995:




                                             Investment Securities Available-for-Sale
                                          ----------------------------------------------
                                                        Gross       Gross
                                          Amortized   Unrealized  Unrealized     Fair
                                             Cost       Gains       Losses      Value
                                          ----------  ----------  ----------  ----------
                                                          (in thousands)

U.S. Treasury...........................  $  423,089    $ 2,863     $    35   $  425,917
U.S. Government Agencies:
 Mortgage-backed Securities.............   1,504,874        715      24,936    1,480,653
 Collateralized Mortgage Obligations....   1,497,034      6,813      15,514    1,488,333
 Other..................................     205,270        832          44      206,058
States and Political Subdivisions.......      88,933        145           1       89,077
Collateralized Mortgage Obligations(a)..      97,741        310         144       97,907
Other...................................     230,995      2,593      34,816      198,772
                                          ----------    -------     -------   ----------

  Total.................................  $4,047,936    $14,271     $75,490   $3,986,717
                                          ==========    =======     =======   ==========


                                              Investment Securities Held-to-Maturity
                                          -----------------------------------------------
                                                         Gross       Gross
                                          Amortized    Unrealized  Unrealized     Fair
                                             Cost        Gains       Losses      Value
                                          ----------   ----------  ----------  ----------
                                                           (in thousands)

U.S. Treasury......................       $  515,989    $  4,144     $   763   $  519,370
U.S. Government Agencies:
 Mortgage-backed Securities........        5,277,633     110,531      59,025    5,329,139
 Other.............................            7,836          18          85        7,769
States and Political Subdivisions..        1,303,666      77,931       4,351    1,377,246
Other..............................              500           -           -          500
                                          ----------    --------     -------   ----------

  Total............................       $7,105,624    $192,624     $64,224   $7,234,024
                                          ==========    ========     =======   ==========

(a) All Collateralized Mortgage Obligations of private issuers have underlying collateral consisting of obligations of U.S. Government Agencies.

      Notes to Consolidated Financial Statements (cont'd.)


The following is a summary of the amortized cost and fair value of Investment Securities Available-for-Sale and Held-to-Maturity at December 31, 1994:




                                              Investment Securities Available-for-Sale
                                          ------------------------------------------------
                                                         Gross       Gross
                                           Amortized   Unrealized  Unrealized     Fair
                                             Cost        Gains       Losses       Value
                                          -----------  ----------  ----------  -----------
                                                           (in thousands)

U.S. Treasury...........................   $  505,540      $   96    $    592   $  505,044
U.S. Government Agencies:
 Mortgage-backed Securities.............    2,655,673           4     160,195    2,495,482
 Collateralized Mortgage Obligations....    1,461,321       4,940      45,974    1,420,287
 Other..................................       22,916       1,267           3       24,180
States and Political Subdivisions.......       76,586          33         363       76,256
Collateralized Mortgage Obligations(a)..      111,351          76         936      110,491
Other...................................      222,931         459      40,878      182,512
                                           ----------      ------    --------   ----------

  Total.................................   $5,056,318      $6,875    $248,941   $4,814,252
                                           ==========      ======    ========   ==========


                                                Investment Securities Held-to-Maturity
                                           ------------------------------------------------
                                                          Gross       Gross
                                            Amortized   Unrealized  Unrealized     Fair
                                              Cost        Gains       Losses       Value
                                           -----------  ----------  ----------  -----------
                                                            (in thousands)

U.S. Treasury......................         $  519,656    $   225    $ 13,145   $  506,736
U.S. Government Agencies:
 Mortgage-backed Securities........          5,664,739     45,612     282,356    5,427,995
 Other.............................              8,420          6         145        8,281
States and Political Subdivisions..          1,415,398     46,182      23,626    1,437,954
Other..............................                500         10           -          510
                                            ----------    -------    --------   ----------

  Total............................         $7,608,713    $92,035    $319,272   $7,381,476
                                            ==========    =======    ========   ==========

(a) All Collateralized Mortgage Obligations of private issuers have underlying collateral consisting of obligations of U.S. Government Agencies.


Note C - Allowance For Possible Credit Losses
---------------------------------------------

The changes in the Allowance for Possible Credit Losses are summarized below:

                                                Six Months Ended
                                                    June 30
                                           --------------------------
                                             1995             1994
                                           --------         ---------
                                                 (in thousands)

Balance, Beginning of Period............   $435,051          $423,030
 Provision..............................     40,187            24,039

 Charge-offs............................    (50,355)          (61,925)
 Recoveries.............................     42,205            38,052
                                           --------          --------
  Net Charge-offs.......................     (8,150)          (23,873)

 Acquisition and Other..................      2,715               290
                                           --------          --------
 Balance, End of Period.................   $469,803          $423,624
                                           ========          ========

      Notes to Consolidated Financial Statements (cont'd.)


Note D - Interest Rate Contracts
--------------------------------

The Corporation, in the normal course of business, utilizes various types of contracts for managing the market risk in its balance sheet instruments, for accommodating customer needs, including mitigating the risk in customer accommodation contracts, and, on a limited scale, generating trading profits. These contracts include interest rate swaps, futures and option contracts.

The following tables show the contract or notional amount of risk management contracts and the related unrealized gains and losses as of the periods indicated.


Risk Management Contracts:
                                                                       June 30, 1995
                                                    ---------------------------------------------------
                                                    Contract or                                Net
                                                     Notional    Unrealized  Unrealized    Unrealized
                                                      Amount       Gains       Losses     Gains(Losses)
                                                    -----------  ----------  -----------  -------------
                                                                      (in thousands)
Interest Rate Swaps:
 Modifying the Interest Rate Characteristics of:

  Interest-Earning Assets.........................   $  700,653    $   473    $(22,428)      $(21,955)
  Interest-Bearing Liabilities....................    1,430,000     24,999     (13,638)        11,361
                                                     ----------    -------    --------       --------
                                                     $2,130,653     25,472     (36,066)       (10,594)
                                                     ==========
Futures and Options Contracts:
 Purchased:
  Modifying the Interest Rate Characteristics of
   Interest-Earning Assets........................   $   60,096          -         (50)           (50)
 Sold:
  Modifying the Interest Rate Characteristics of
   Interest-Earning Assets........................      700,000          -           -              -
                                                     ----------
                                                     $  760,096
                                                     ==========    -------    --------       --------
                                                                   $25,472    $(36,116)      $(10,644)
                                                                   =======    ========       ========



                                                                     December 31, 1994
                                                    ---------------------------------------------------
                                                    Contract or                                Net
                                                     Notional    Unrealized  Unrealized    Unrealized
                                                      Amount       Gains       Losses     Gains(Losses)
                                                    -----------  ----------  -----------  -------------
                                                                      (in thousands)
Interest Rate Swaps:
 Modifying the Interest Rate Characteristics of:

  Interest-Earning Assets.........................  $  686,095     $ 1,072    $ (8,231)      $(7,159)
  Interest-Bearing Liabilities....................   1,209,028      20,197      (8,368)       11,829
                                                    ----------     -------    --------       -------
                                                    $1,895,123      21,269     (16,599)        4,670
                                                    ==========
Futures and Options Contracts Purchased:
 Modifying the Interest Rate Characteristics of
  Interest-Earning Assets.........................  $   11,103         299           -           299
                                                    ==========     -------    --------       -------
                                                                   $21,568    $(16,599)      $ 4,969
                                                                   =======    ========       =======

Unrealized gains and losses in the preceding tables are calculated based on differences between current market interest rates, as of the dates indicated, and the interest rates specified in the contracts. Unrealized gains are also a measure of the credit risk applicable to the contracts. Credit risk occurs when one party to a contract fails to perform in accordance with the terms of the contract.


Gains and losses can also occur if the Corporation should elect to terminate a contract prior to maturity. Such realized gains or losses are deferred and recognized over the period to which the risk management contract related. As of June 30, 1995, there was $5,179,000 of deferred losses which will be amortized over a period of approximately two years.

      Notes to Consolidated Financial Statements (cont'd.)


The following tables show the contract or notional amount and the fair value of customer accommodation and other contracts at June 30, 1995, and December 31, 1994. Fair values are the amounts that would be received (asset amount) and the amounts that would be paid (liability amount) to replace existing contracts with new contracts given current market interest rates.


Customer Accommodation and
Other Contracts:
                                      June 30, 1995
                          --------------------------------------
                          Contract or         Fair Value
                           Notional    ------------------------
                            Amount         Asset       Liability
                          -----------  --------------  ---------
                                      (in thousands)
Interest Rate Swaps:

 Receive Fixed...........  $  744,238     $17,839       $13,840
 Pay Fixed...............     653,056      13,331        14,966
 Basis...................     450,000         393           304
                           ----------     -------       -------
                           $1,847,294      31,563        29,110
                           ==========
Futures Contracts:
 Purchased...............  $   10,799           -           427
 Sold....................   1,439,850           -             -
Interest Rate Options:
 Purchased...............     226,062       1,436             -
 Written.................     633,777           -         1,407
                                          -------       -------
                                          $32,999       $30,944
                                          =======       =======


                                    December 31, 1994
                          -------------------------------------
                          Contract or         Fair Value
                          Notional     ------------------------
                           Amount          Asset      Liability
                          -----------  -------------  ---------
                                      (in thousands)
Interest Rate Swaps:

 Receive Fixed...........  $  666,419     $ 6,008      $17,262
 Pay Fixed...............     584,388      15,963        5,683
 Basis...................     430,000          75           64
                           ----------     -------      -------
                           $1,680,807      22,046       23,009
                           ==========
Futures Contracts:
 Purchased...............  $   69,100           -            -
 Sold....................     614,100           -            -
Interest Rate Options:
 Purchased...............     224,904       4,415            -
 Written.................     224,892           -        4,435
                                          -------      -------
                                          $26,461      $27,444
                                          =======      =======


In contrast to risk management contracts, where only realized gains and losses in value are recorded, unrealized valuation changes for customer accommodation and other contracts are recognized and recorded currently in Non-Interest Income. The net amount of such gains and losses recognized in each of the following periods was:


                             Six Months Ended June 30
                            --------------------------
                                1995          1994
                            -------------  -----------
                                  (in thousands)
Interest Rate Swaps........    $ 3,700        $(28)
Futures Contracts..........     (3,994)        907
Interest Rate Options......         80          35
                               -------        ----
                               $  (214)       $914
                               =======        ====

   Notes to Consolidated Financial Statements (cont'd.)


Note E - Assets Pledged
-----------------------

Assets, principally Investment Securities, carried at approximately $6,655,578,000 were pledged at June 30, 1995, to secure public deposits (including deposits of $66,930,000 of the Treasurer, State of Michigan), repurchase agreements and for other purposes required by law.


Note F - Extraordinary Item
----------------------------

On March 15, 1994, an extraordinary item charge of $7,730,000 (net of income taxes) was incurred, representing the premium paid and unamortized issuance costs related to the Corporation's call and redemption of the $199,985,000 7.25% Convertible Subordinated Debentures Due 2006.


Note G - Commitments and Contingencies
--------------------------------------

In the normal course of business the Corporation and its subsidiaries have various outstanding commitments and contingent liabilities, including guarantees, commitments to extend credit, foreign exchange futures contracts, etc., which are not reflected in the financial statements. Management does not anticipate any material loss as a result of these transactions.

The Corporation is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Corporation's financial position.

Outstanding standby letters of credit at June 30, 1995, totaled approximately $2,373,000,000.


Note H - Subsequent Event
-------------------------

The Corporation and First Chicago Corporation (First Chicago) entered into an Agreement and Plan of Merger dated as of July 11, 1995, pursuant to which First Chicago will merge with and into the Corporation. The name of the combined companies will be First Chicago NBD Corporation (FCNBD). It is anticipated that the merger will be accounted for as a pooling-of-interests and will be consummated by early 1996, pending approvals of stockholders of the Corporation and First Chicago, regulatory approvals, and other customary conditions of closing.

Pursuant to the merger agreement, at the effective time of the merger common stockholders of First Chicago will receive 1.81 shares of common stock of FCNBD in exchange for each outstanding share of First Chicago common stock. Each share of common stock of the Corporation will remain outstanding after the merger and represent one share of FCNBD.

At the effective time of the merger, each share of First Chicago's outstanding series of preferred stock will be exchanged for one share of FCNBD preferred stock with terms substantially identical to those of the existing First Chicago preferred stock.

In connection with the execution of the merger agreement, the Corporation granted First Chicago an option to purchase, under certain circumstances, up to
19.9 percent of the Corporation's outstanding shares of common stock. First Chicago also granted the Corporation an option to purchase, under certain circumstances, up to 19.9 percent of First Chicago's outstanding shares of common stock.